                                    EXHIBIT 1

            The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

                        BAYSTAR CAPITAL II, L.P.
                        By: Baystar Capital Management, LLC, its General Partner


                        By: /s/ Lawrence Goldfarb
                           -------------------------------------
                        Name: Lawrence Goldfarb
                        Title: Managing Member

                        BAYSTAR CAPITAL MANAGEMENT, LLC


                        By: /s/ Lawrence Goldfarb
                           -------------------------------------
                        Name: Lawrence Goldfarb
                        Title: Managing Member


                        /s/ Lawrence Goldfarb
                        ----------------------------------------
                        Lawrence Goldfarb


                        /s/ Steven M. Lamar
                        ----------------------------------------
                        Steven M. Lamar


                        BAY EAST, L.P.

Dated: February 14, 2005

                        By: /s/ Steven Derby
                            ------------------------------------
                        Name: Steven Derby
                        Title: General Partner


                        /s/ Steven Derby
                        ----------------------------------------
                        Steven Derby


Dated: February 15, 2005